                                                                                                                                                                                                Exhibit 99.1

October 28, 2016

Terry J. Lundgren

Chairman and CEO

Macy's, Inc.

151 W. 34th Street

New York, NY  10001

Dear Mr. Chairman:

I hereby tender my resignation from the Macy's, Inc. ("Company") Board of Directors effective December 31, 2016.  I do not have any disagreements with management on any matter relating to the Company's operations, policies or practices.

Sincerely,

/s/ Craig E. Weatherup

Craig E. Weatherup